UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 23, 2016

TIPTREE FINANCIAL INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 21st Floor New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 446-1400
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 23, 2016, Caroline Holdings LLC ("Buyer"), a wholly owned subsidiary of Tiptree Financial Inc. ("Tiptree"), entered into a stock purchase agreement (the "Stock Purchase Agreement") with New York Marine and General Insurance Company, Gotham Insurance Co. and South West Marine & General Insurance Co. (collectively, the “Sellers”) and ProSight Specialty Insurance Group, Inc.

Pursuant to the Stock Purchase Agreement, on June 23, 2016, Sellers transferred to Buyer and its subsidiaries, 5,596,000 shares of Class A common stock of Tiptree (the "Shares") for aggregate consideration of $36,374,000. The transaction is expected to be accretive to book value and earnings per share on a GAAP basis. The Shares acquired by subsidiaries of Tiptree will be held as treasury shares and therefore will not be outstanding for accounting or voting purposes. Following the transaction there are 29,257,996 shares of Tiptree Class A common stock outstanding.

The foregoing description of the Stock Purchase Agreement is not complete and is qualified in its entirety by reference to the complete text of the Stock Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 23, 2016, Tiptree issued a press release announcing the signing and closing of the Stock Purchase Agreement referred to in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On June 23, 2016, Tiptree terminated the share repurchase program it had entered into on May 13, 2016. The Rule 10b5-1 stock purchase plan that Michael Barnes, Chairman of the Board and Executive Chairman of Tiptree, entered into on May 13, 2016 remains in effect.

Item 9.01	Financial Statements and Exhibits.

(d) List of Exhibits:

10.1
Stock Purchase Agreement, dated June 23, 2016, by and among Caroline Holdings LLC, Tiptree Financial Inc., New York Marine and General Insurance Company, Gotham Insurance Co., South West Marine & General Insurance Co. and ProSight Specialty Insurance Group, Inc.

99.1	Tiptree Financial Inc. press release, dated June 23, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPTREE FINANCIAL INC.

Date: June 23, 2016	By:	/s/ Jonathan Ilany
Name: Jonathan Ilany
Title: Chief Executive Officer